Exhibit 99.1

                      TERMINATION OF STOCKHOLDERS AGREEMENT

     This mutual written agreement of the parties hereto dated as of July 17, 2007 is for purposes of terminating the Stockholders Agreement, dated March 12, 2007, between Pogo Producing Company and the stockholders who are signatories to this agreement (the "Stockholders Agreement") pursuant to Section 7.14 thereof.

     The parties hereby terminate the Stockholders Agreement effective when and if the "Effective Time" occurs pursuant to the Merger Agreement, dated as of July 17, 2007, between Pogo Producing Company and Plains Exploration & Production Company and its wholly-owned subsidiary (the "Merger Agreement").

     If the Merger Agreement is terminated pursuant to its terms prior to the occurrence of the "Effective Time", then this agreement will simultaneously be terminated, voided, and of no further effect without any termination of the Stockholders Agreement.

                            [signature pages follow]


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     IN WITNESS WHEREOF, each party hereto has signed this agreement, or caused this agreement to be signed on its behalf, on the date first above written.

                               POGO PRODUCING COMPANY



                               By:  /s/ Paul G. Van Wagenen
                                    --------------------------------------------
                                     Name:  Paul G. Van Wagenen
                                     Title: Chairman, President and
                                            Chief Executive Officer


                               THIRD POINT LLC


                               By:  /s/ Justin Nadler
                                    --------------------------------------------
                                     Name:  Justin Nadler
                                     Title: COO



                               /s/ Daniel S. Loeb
                               --------------------------------------------
                               Daniel S. Loeb


                               /s/ Bradley L. Radoff
                               --------------------------------------------
                               Bradley L. Radoff


                               THIRD POINT OFFSHORE FUND, LTD.

                               By:  Third Point LLC, its Investment Manager


                               By:  /s/ Justin Nadler
                                    --------------------------------------------
                                     Name:  Justin Nadler
                                     Title: COO



                               THIRD POINT ULTRA LTD.

                               By:  Third Point LLC, its Investment Manager


                               By:  /s/ Justin Nadler
                                    --------------------------------------------
                                     Name:  Justin Nadler
                                     Title: COO


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                              THIRD POINT PARTNERS LP

                              By:  Third Point Advisors LLC, its General Partner



                              By:  /s/ Justin Nadler
                                   ---------------------------------------------
                                    Name:  Justin Nadler
                                    Title: Authorized Signatory



                              THIRD POINT PARTNERS QUALIFIED LP

                              By:  Third Point Advisors LLC, its General Partner



                              By:  /s/ Justin Nadler
                                   ---------------------------------------------
                                    Name:  Justin Nadler
                                    Title: Authorized Signatory



                              LYXOR/THIRD POINT FUND LIMITED

                              By:  Third Point LLC, its Investment Manager



                              By:  /s/ Justin Nadler
                                    --------------------------------------------
                                     Name:  Justin Nadler
                                     Title: COO


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